UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-22893

Fidelity Oxford Street Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2017

Item 1.

Schedule of Investments

Consolidated Quarterly Holdings Report
for

Fidelity® Commodity Strategy Central Fund

April 30, 2017

CRC-QTLY-0617
1.901066.107

Consolidated Investments April 30, 2017 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Obligations - 7.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.53% to 0.62% 6/1/17 to 6/22/17 (a)
(Cost $49,969,902)	50,000,000	49,964,395
	Shares	Value

Money Market Funds - 91.1%
Fidelity Cash Central Fund, 0.85% (b)
(Cost $638,995,670)	638,944,849	639,072,638
TOTAL INVESTMENT PORTFOLIO - 98.2%
(Cost $688,965,572)		689,037,033
NET OTHER ASSETS (LIABILITIES) - 1.8%		12,291,605
NET ASSETS - 100%		$701,328,638

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
2,555 CBOT Corn Contracts (United States)	July 2017	46,820,375	$(1,514,580)
121 CBOT HRW Wheat Contracts (United States)	Sept. 2017	2,739,138	(135,257)
128 CBOT KC HRW Wheat Contracts (United States)	July 2017	2,798,400	14,195
412 CBOT Soybean Contracts (United States)	July 2017	19,698,750	(1,141,847)
413 CBOT Soybean Contracts (United States)	Nov. 2017	19,684,613	(583,998)
655 CBOT Soybean Meal Contracts (United States)	July 2017	20,684,900	(74,373)
466 CBOT Soybean Oil Contracts (United States)	July 2017	8,866,116	(53,899)
468 CBOT Soybean Oil Contracts (United States)	Dec. 2017	9,036,144	(325,942)
460 CBOT Wheat Contracts (United States)	July 2017	9,941,750	(112,182)
358 CBOT Wheat Contracts (United States)	Sept. 2017	7,978,925	(394,902)
192 CME Lean Hogs Contracts (United States)	August 2017	5,792,640	(294,167)
217 CME Lean Hogs Contracts (United States)	Oct. 2017	5,785,220	(145,508)
527 CME Live Cattle Contracts (United States)	August 2017	25,306,540	1,083,855
212 CME Live Cattle Contracts (United States)	Oct. 2017	10,033,960	1,290,552
288 COMEX Copper Contracts (United States)	Dec. 2017	18,957,600	(47,158)
633 COMEX Copper Contracts (United States)	July 2017	41,263,688	(1,021,639)
669 COMEX Gold 100 oz. Contracts (United States)	June 2017	84,849,270	4,079,078
350 COMEX Silver Contracts (United States)	July 2017	30,208,500	(1,768,681)
189 ICE Brent Crude Contracts (United Kingdom)	Sept. 2017	9,941,400	21,430
5 ICE Brent Crude Contracts (United Kingdom)	Nov. 2017	264,600	(20,528)
480 ICE Brent Crude Contracts (United Kingdom)	Jan. 2018	25,464,000	308,822
124 ICE Brent Crude Contracts (United Kingdom)	July 2017	6,454,200	78,520
156 ICE Coffee 'C' Contracts (United States)	July 2017	7,803,900	(471,882)
355 ICE Cotton No. 2 Contracts (United States)	July 2017	13,999,425	105,202
141 ICE Cotton No. 2 Contracts (United States)	Dec. 2017	5,260,710	(44,621)
1,012 ICE Sugar No. 11 Contracts (United States)	July 2017	18,282,387	(420,184)
7 ICE Sugar No. 11 Contracts (United States)	Oct. 2017	127,949	(24)
619 LME Aluminum Contracts (United Kingdom)	July 2017	29,576,594	(643,861)
246 LME Aluminum Contracts (United Kingdom)	Nov. 2017	11,824,913	(53,305)
95 LME Nickel Contracts (United Kingdom)	Nov. 2017	5,428,965	(285,546)
296 LME Nickel Contracts (United Kingdom)	July 2017	16,777,872	(909,314)
187 LME Zinc Contracts (United Kingdom)	July 2017	12,264,863	(870,779)
190 LME Zinc Contracts (United Kingdom)	Nov. 2017	12,502,000	(160,830)
320 NYMEX Gasoline RBOB Contracts (United States)	July 2017	20,868,288	(1,124,660)
190 NYMEX Gasoline RBOB Contracts (United States)	Sept. 2017	12,313,938	(6,302)
961 NYMEX Natural Gas Contracts (United States)	July 2017	32,222,330	281,939
561 NYMEX Natural Gas Contracts (United States)	Sept. 2017	18,872,040	1,058,512
498 NYMEX NY Harbor ULSD Contracts (United States)	July 2017	31,694,015	(486,972)
3 NYMEX NY Harbor ULSD Contracts (United States)	Jan. 2018	199,408	34
450 NYMEX WTI Crude Oil Contracts (United States)	Nov. 2017	22,707,000	(39,785)
279 NYMEX WTI Crude Oil Contracts (United States)	July 2017	13,843,980	(166,060)
4 NYMEX WTI Crude Oil Contracts (United States)	Sept. 2017	200,320	(16,612)
3 NYMEX WTI Crude Oil Contracts (United States)	Jan. 2018	152,070	(18)
TOTAL COMMODITY FUTURES CONTRACTS			$(5,013,277)

The face value of futures purchased as a percentage of Net Assets is 99.7%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $40,804,331.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,203,795
Total	$2,203,795

Consolidated Subsidiary

	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Geode Commodity Return Central Cayman Ltd.	$67,631,255	$-	$-	$-	$59,225,928

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2017, the Fund held an investment of $59,225,928 in the Subsidiary, representing 8.4% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. Additional information on valuation inputs, and their aggregation into the levels used below, is provided later in this section.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$49,964,395	$--	$49,964,395	$--
Money Market Funds	639,072,638	639,072,638	--	--
Total Investments in Securities:	$689,037,033	$639,072,638	$49,964,395	$--
Derivative Instruments:
Assets
Futures Contracts	$8,322,139	$8,322,139	$--	$--
Total Assets	$8,322,139	$8,322,139	$--	$--
Liabilities
Futures Contracts	$(13,335,416)	$(13,335,416)	$--	$--
Total Liabilities	$(13,335,416)	$(13,335,416)	$--	$--
Total Derivative Instruments:	$(5,013,277)	$(5,013,277)	$--	$--

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Other Information

Income Tax Information

At April 30, 2017, the cost of investment securities for income tax purposes, on an unconsolidated basis, was $1,049,225,424. Net unrealized depreciation aggregated $358,162,911, of which $76,968 related to appreciated investment securities and $358,239,879 related to depreciated investment securities.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Item 2.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Oxford Street Trust II’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3.

Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Oxford Street Trust II

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 28, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 28, 2017